                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT dated as of May 31, 1996 (the "Amendment") by and among PALMER WIRELESS, INC., a Delaware corporation (the "Borrower"); PNC BANK, NATIONAL ASSOCIATION, THE TORONTO-DOMINION BANK, NATIONSBANK OF TEXAS, N.A., CORESTATES BANK, N.A., FLEET BANK, N.A. (FORMERLY KNOWN AS NATWEST BANK N.A.), FIRST NATIONAL BANK OF MARYLAND, THE FIRST NATIONAL BANK OF BOSTON, CIBC INC., FIRST UNION NATIONAL BANK OF NORTH CAROLINA, ROYAL BANK OF CANADA, FLEET NATIONAL BANK (FORMERLY KNOWN AS SHAWMUT BANK CONNECTICUT, N.A.), BANQUE NATIONALE DE PARIS, UNION BANK, BANK OF HAWAII, MERITA BANK LTD, BANK OF MONTREAL, CHICAGO BRANCH, COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, FIRST HAWAIIAN BANK, SOCIETE GENERALE, THE BANK OF CALIFORNIA, N.A., SOCIETY NATIONAL BANK and CREDIT LYONNAIS CAYMAN ISLAND BRANCH (collectively, and together with any financial institution which subsequently becomes a 'Bank' under the Loan Agreement, as such term is defined therein, the "Banks"); CORESTATES BANK, N.A., NATIONSBANK OF TEXAS, N.A. AND FLEET BANK, N.A. (FORMERLY KNOWN AS NATWEST BANK N.A.), as co-agents (collectively, in such capacity, the "Co-Agents"); THE TORONTO-DOMINION BANK, as documentation agent (in such capacity, the "Documentation Agent"); PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the Administrative Agent); and TORONTO DOMINION (TEXAS), INC., as collateral agent for the Administrative Agent, the Documentation Agent, the Co-Agents and the Banks (the "Collateral Agent," and together with the Administrative Agent, the Documentation Agent and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Third Amended and Restated Loan Agreement dated as of December 1, 1995 (as hereafter amended, modified and supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower wishes to make certain loans to Palmer Wireless Holdings, Inc., a Delaware corporation ("Holdings") and a Subsidiary (as that term is defined in the Loan Agreement) of the Borrower; and

         WHEREAS, due to changes in anticipated assumed revenues resulting from recent acquisitions, the Borrower has requested that the Banks amend certain provisions of the Loan Agreement; and

         WHEREAS, the Banks are willing to consent to the loans to Holdings and to amend Sections 7.8 and 7.13 of the Loan Agreement all as more particularly set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

         1. Amendment to Article 5. Section 5.10 of the Agreement, Use of Proceeds, is hereby amended by deleting Subsections 5(b) and (c) thereof in their entireties and by substituting in lieu thereof the following:

                 "(b)     to pay the Panama City Obligations, in an aggregate
         amount not to exceed the principal amount of such obligations on the Agreement Date together with accrued interest thereon through the date of such payments; provided, however, that the sum of (i) the aggregate amount of proceeds used for the purpose herein, plus (ii) the amount used for the purpose set forth in Section 5.10(c) hereof shall not exceed $10,000,000;"

                 "(c)     to pay Additional Consideration (as defined in the
         Panama City Purchase Agreement) to Brien L. O'Neill pursuant to
         Section 2.2.3 of the Panama City Purchase Agreement; provided, however, that no such payment shall be made prior to July 25, 1996 unless the Appraised Fair Market Per Pop Value (as defined in the Panama City Purchase Agreement) does not exceed $175 and, provided further, however that the sum of (i) the aggregate amount of proceeds used for the purpose contained herein, plus (ii) the amount used for the purpose set forth in Section 5.10(b) hereof shall not exceed $10,000,000;"

         2.      Amendments to Article 7.

                 (a) Section 7.8 of the Loan Agreement, Minimum Annualized Operating Cash Flow, is hereby amended by deleting the table contained therein in its entirety and by substituting the following table in lieu thereof:

                     "Quarter Ending                                            Amount
                      --------------                                            ------
                 March 31, 1996                                            $52,000,000
                 June 30, 1996                                             $58,000,000
                 September 30, 1996                                        $64,000,000
                 December 31, 1996                                         $69,000,000
                 March 31, 1997                                            $74,000,000
                 June 30, 1997                                             $79,000,000
                 September 30, 1997                                        $84,500,000
                 December 31, 1997                                         $86,000,000"

                 (b) Section 7.13, of the Loan Agreement, Limitation on Capital Expenditures, is hereby amended by deleting the existing table therein in its entirety and by substituting the following table in lieu thereof:

                               "Period                                        Dollar Amount
                                ------                                        -------------
                 From January 1, 1996                                        $41,000,000
                 through December 31, 1996

                 From January 1, 1997                                        $35,000,000
                 through December 31, 1997

                 From January 1, 1998                                        $30,000,000
                 through December 31, 1998

                 From January 1, 1999                                        $25,000,000"
                 through December 31, 1999
                 and each calendar year period
                 thereafter

         3.      Consents.

         (a) Notwithstanding anything to the contrary in the Loan Agreement, the Majority Banks hereby consent to the Borrower's making loans to Holdings, provided that (i) such loans shall at all times be evidenced by a promissory note in form and substance satisfactory to the Collateral Agent (the "Holdings Note"); (ii) the Borrower shall promptly deliver the Holdings Note to the Collateral Agent, duly endorsed to the Collateral Agent (in form satisfactory to the Collateral Agent) as Collateral for the Obligations pursuant to the Borrower Security Agreement; and (iii) the Borrower shall not use the outstanding principal amount of the Holdings Note nor the interest accrued thereon when calculating the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement.

         (b) Notwithstanding anything to the contrary in the Loan Agreement (but otherwise subject to the terms and conditions of the Consent of the Banks dated February 22, 1996), the Majority Banks hereby consent to the Acquisition of Georgia RSA #6 by Macon Cellular Telephone Systems Limited Partnership ("Macon") and Columbus Cellular Telephone Company ("Columbus"), two non-wholly-owned Subsidiaries of the Borrower, with the proceeds of intercompany loans by Holdings to each of Macon and Columbus; provided, however, that (i) such loans are secured by the Georgia RSA #6 assets acquired by such entities (which Lien is expressly consented to by the Majority Banks);
(ii) such loans shall at all times be evidenced by promissory notes of Macon and Columbus payable to Holdings; (iii) the Borrower shall promptly deliver the foregoing to the Collateral Agent, duly endorsed to the Collateral Agent, together with appropriate assignments of the underlying collateral for such notes (all in form satisfactory to the Collateral Agent) as Collateral for the Obligations pursuant to the Borrower Security Agreement; and (iv) the Borrower shall not use the outstanding principal amount of such notes nor the interest accrued thereon when calculating the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         7. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Collateral Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Collateral Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Collateral Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Collateral Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         8. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agents and the Banks as follows:

         (a) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

         (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

         (c)     Each of the representations and warranties set forth in
Section 4.1 of the Loan Agreement are true and correct as of the date hereof;
and

         (d) There does not exist on the date hereof any Default or Event of Default.

         9. Loan Documents. This document shall be deemed to be a Loan Document for all purposes.

         10. Effectiveness. Upon receipt by the Administrative Agent of executed signature pages of this Amendment from the Borrower and the Majority Banks, this Amendment shall automatically be effective.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                                                   PALMER WIRELESS, INC., a Delaware corporation


                                                            By:       /s/ M. WAYNE WISEHART
                                                               ---------------------------------------------------------------------

                                                                     Its:    Vice-President
                                                                         -----------------------------------------------------------


ADMINISTRATIVE AGENT:                                       PNC BANK, NATIONAL ASSOCIATION


                                                            By:   /s/ THOMAS P. CARDEN
                                                               ---------------------------------------------------------------------

                                                                     Its:    Vice-President
                                                                         -----------------------------------------------------------


DOCUMENTATION AGENT:                                        THE TORONTO-DOMINION BANK


                                                            By:   /s/ DIANE BAILEY
                                                               ---------------------------------------------------------------------

                                                                     Its:    MGR. SYNDICATIONS & CREDIT ADMIN
                                                                         -----------------------------------------------------------


COLLATERAL AGENT:                                           TORONTO DOMINION (TEXAS), INC.


                                                            By:   /s/ DIANE BAILEY
                                                               ---------------------------------------------------------------------

                                                                     Its:    MGR. SYNDICATIONS & CREDIT ADMIN
                                                                         -----------------------------------------------------------


BANKS:                                                      PNC BANK, NATIONAL ASSOCIATION


                                                            By:          /s/ THOMAS P. CARDEN
                                                               ---------------------------------------------------------------------

                                                                     Its:    Vice-President
                                                                         -----------------------------------------------------------





                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 1

                                                            THE TORONTO-DOMINION BANK


                                                            By:   /s/ DIANE BAILEY
                                                               ---------------------------------------------------------------------

                                                                     Its:    MGR. SYNDICATIONS & CREDIT ADMIN
                                                                         -----------------------------------------------------------


                                                            NATIONSBANK OF TEXAS, N.A.


                                                            By:       /s/ JENNIFER ZYDNEY
                                                               --------------------------------------------------------------------

                                                                       Its:   Vice-President
                                                                           --------------------------------------------------------


                                                            CORESTATES BANK, N.A.


                                                            By:       [SIG]
                                                               --------------------------------------------------------------------

                                                                       Its:   VP
                                                                           --------------------------------------------------------


                                                            FLEET BANK, N.A. (formerly known as NatWest Bank N.A.)


                                                            By:      [SIG]
                                                               --------------------------------------------------------------------

                                                                       Its:    Senior Vice-President
                                                                           --------------------------------------------------------


                                                            FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, N.A.)


                                                            By:      [SIG]
                                                               --------------------------------------------------------------------

                                                                       Its:   Officer
                                                                           --------------------------------------------------------


                                                            FIRST NATIONAL BANK OF MARYLAND


                                                            By:     [SIG]
                                                               --------------------------------------------------------------------

                                                                       Its:   Senior Vice-President
                                                                           --------------------------------------------------------





                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 2

                                                            THE FIRST NATIONAL BANK OF BOSTON


                                                            By:       /s/ M.E. MEDUSKI
                                                               ---------------------------------------------------------------------

                                                                       Its:  Director
                                                                           ---------------------------------------------------------


                                                            CIBC INC.


                                                            By:      /s/ MARSHA HARNEY
                                                               ---------------------------------------------------------------------

                                                                       Its:   Authorized Signatory
                                                                           ---------------------------------------------------------


                                                            FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                                            By:      /s/ JOHN BUTLER
                                                               ---------------------------------------------------------------------

                                                                       Its:   Senior Vice-President
                                                                           ---------------------------------------------------------


                                                            ROYAL BANK OF CANADA


                                                            By:     /s/ THOMAS BYRNE
                                                               ---------------------------------------------------------------------

                                                                       Its:    Manager
                                                                           ---------------------------------------------------------


                                                            BANQUE NATIONALE DE PARIS


                                                            By:   /s/ SERGE DESRYAUD                         /s/ PAMELA LUCASH
                                                               ---------------------------------------------------------------------

                                                                       Its:  V.P. / Team Leader             Assistant Treasurer
                                                                           ---------------------------------------------------------


                                                            UNION BANK


                                                            By:   /s/ J. KEVIN SAMPSON
                                                               ---------------------------------------------------------------------

                                                                       Its:   ASST. VICE-PRESIDENT
                                                                           ---------------------------------------------------------






                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 3

                                                            BANK OF HAWAII


                                                            By:   /s/ ELIZABETH MACLEAN
                                                               ---------------------------------------------------------------------

                                                                       Its:  VICE PRESIDENT
                                                                           ---------------------------------------------------------


                                                            MERITA BANK LTD


                                                            By:       /s/ CHARLES J. LANSDOWNE                    [SIG]
                                                               ---------------------------------------------------------------------

                                                                       Its:   Vice President                      Vice President
                                                                           ---------------------------------------------------------


                                                            BANK OF MONTREAL, CHICAGO BRANCH


                                                            By:    /s/ ALLEGRA GRIFFTHS
                                                               ---------------------------------------------------------------------

                                                                       Its:     DIRECTOR
                                                                           ---------------------------------------------------------


                                                            COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                                                            By:    /s/ MARCUS EDWARD                          /s/ BRIAN O'LEARY
                                                               ---------------------------------------------------------------------

                                                                       Its:  Vice Presidents
                                                                           ---------------------------------------------------------


                                                            FIRST HAWAIIAN BANK


                                                            By:    /s/ DONALD C. YOUNG
                                                               ---------------------------------------------------------------------

                                                                       Its:   Assistant Vice President
                                                                           ---------------------------------------------------------


                                                            SOCIETE GENERALE


                                                            By:   /s/ MARK VIGIL
                                                               ---------------------------------------------------------------------

                                                                       Its:   VICE PRESIDET
                                                                           ---------------------------------------------------------






                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 4

                                                            UNION BANK OF CALIFORNIA, N.A., formerly known as

                                                            THE BANK OF CALIFORNIA, N.A.


                                                            By:   /s/ STEVEN D. OLSON
                                                               ---------------------------------------------------------------------

                                                                       Its:    VICE PRESIDENT
                                                                           ---------------------------------------------------------


                                                            SOCIETY NATIONAL BANK


                                                            By:   [SIG]
                                                               ---------------------------------------------------------------------

                                                                       Its:  Assitant Vice President
                                                                           ---------------------------------------------------------


                                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                                            By:    /s/ MARK THORSHEIM
                                                               ---------------------------------------------------------------------

                                                                       Its:   Authorized Signature
                                                                           ---------------------------------------------------------






                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 5